UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013 (October 24, 2013)

SPRAGUE RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Drive

Suite 200

Portsmouth, NH 03801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 24, 2013, Sprague Resources LP, a Delaware limited partnership (the “Partnership”), Sprague Resources GP LLC, a Delaware limited liability company (the “General Partner”), Sprague Operating Resources LLC, a Delaware limited liability company (the “OLLC”), and Sprague Resources Holdings LLC, a Delaware limited liability company (“Holdings”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein (the “Underwriters”) relating to the offer and sale by the Partnership (the “Offering”) of common units representing limited partner interests in the Partnership (the “Common Units”). The Underwriting Agreement provides for the offer and sale by the Partnership, and purchase by the Underwriters, of 8,500,000 Common Units at a price to the public of $18.00 per unit ($16.965 per unit net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, the Partnership has granted the Underwriters a 30-day option to purchase up to an aggregate 1,275,000 additional Common Units. The material terms of the Offering are described in the prospectus, dated October 24, 2013 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on October 25, 2013, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-175826), initially filed by the Partnership on July 27, 2011.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Partnership, the General Partner, the OLLC and Holdings have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

The Underwriters and their respective affiliates have in the past and may in the future perform investment banking, commercial banking, derivative, advisory and other services for Axel Johnson Inc., a Delaware corporation, Holdings, the General Partner and the Partnership from time to time for which they have in the past and will in the future receive customary fees and expenses. In particular, the Partnership anticipates that affiliates of Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated will be lenders under the Partnership’s new credit agreement and, accordingly, will receive a portion of the proceeds from the Offering. In addition, an affiliate of J.P. Morgan Securities LLC is a lender under the OLLC’s existing credit agreement and may receive payments in connection with the repayment of such credit agreement.

Long-Term Incentive Plan

The description of the Sprague Resources LP 2013 Long-Term Incentive Plan (the “LTIP”) provided below under Item 5.02 is incorporated into this Item 1.01 by reference. A copy of the LTIP is incorporated by reference as Exhibit 4.4 to the Form S-8 filed by the Partnership on October 25, 2013 (File No.333-191923) and effective as of October 28, 2013, and is incorporated in this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan and Director Compensation

The General Partner adopted the LTIP effective immediately prior to the effective date of the Partnership’s initial public offering, for the benefit of employees, consultants, and directors of the General Partner and its affiliates, who provides services to the General Partner or an affiliate. The LTIP provides the Partnership with the flexibility to grant unit options, restricted units, phantom units, unit appreciation rights, cash awards, distribution equivalent rights, substitute awards, and other unit-based awards, or any combination of the foregoing.

The LTIP will initially limit the number of common units that may be delivered pursuant to vested awards to 800,000 common units. On January 1 of each calendar year occurring after the second anniversary of the effective date and prior to the expiration of the LTIP, the total number of common units reserved and available for issuance under the LTIP will increase by 200,000 common units.

The LTIP will expire upon the earlier of (i) its termination by the board of directors of the General Partner, (ii) the date common units are no longer available under the LTIP for grants or (iii) the tenth anniversary of the date the LTIP was approved by the General Partner.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which was filed with the Securities and Exchange Commission as Exhibit 4.4 to the Form S-8 filed by the Partnership on October 25, 2013 (File No. 333-191923) and effective as of October 28, 2013, and is hereby incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT	DESCRIPTION

1.1	Underwriting Agreement, dated as of October 24, 2013, by and among Sprague Resources LP, Sprague Resources GP LLC, Sprague Operating Resources LLC and Sprague Resources Holdings LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein.

10.1	Sprague Resources LP 2013 Long-Term Incentive Plan, effective as of October 28, 2013 (incorporated by reference to Exhibit 4.4 to the Partnership’s Registration Statement on Form S-8, filed on October 25, 2013 (File No. 333-191923)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCE LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel,
Chief Compliance Officer and Secretary

Dated: October 30, 2013

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

1.1	Underwriting Agreement, dated as of October 24, 2013, by and among Sprague Resources LP, Sprague Resources GP LLC, Sprague Operating Resources LLC and Sprague Resources Holdings LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein.

10.1	Sprague Resources LP 2013 Long-Term Incentive Plan, effective as of October 28, 2013 (incorporated by reference to Exhibit 4.4 to the Partnership’s Registration Statement on Form S-8, filed on October 25, 2013 (File No. 333-191923)).

4